Vanguard Variable Insurance Fund Small Company Growth Portfolio

Supplement to the Prospectus and Summary Prospectus dated April 30, 2013

Amended Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has adopted a new advisory fee schedule for one of the Portfolio’s advisors, Granahan Investment Management, Inc. (Granahan). The new advisory fee schedule is expected to result in an increase in the Portfolio’s Total Annual Portfolio Operating Expenses. The board also approved a change to Granahan’s compensation benchmark from the Russell 2500 Growth Index to the Russell 2000 Growth Index to more accurately reflect the investment mandate of the Portfolio.

Prospectus and Summary Prospectus Text Changes

The text and table under “Fees and Expenses” are restated as follows:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with Portfolio operations.

(over, please)

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.38%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Portfolio Operating Expenses[2]	0.44%
1 Acquired Fund Fees and Expenses are not included in the Portfolio’s financial statements, which provide a clearer picture of a portfolio’s actual operating costs.
2 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% a year and that total annual portfolio operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 161 082013

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 30, 2013

Change to Vanguard Variable Insurance Fund Small Company Growth Portfolio

The following replaces similar text under the heading “V. Small Company Growth Portfolio” in the Investment Advisory Services section on page B- 59:

The Portfolio pays Granahan a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index through September 30, 2013, and the Russell 2000 Growth Index thereafter, over the preceding 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Small Company Growth Portfolio’s assets.

On the same page, the following replaces similar text under “3. Description of Compensation”:

The Portfolio is managed by the portfolio management team at Granahan Investment Management. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies, depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one- and three- year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2500 Growth Index through September 30, 2013, and the Russell 2000 Growth Index thereafter, for the Granahan Portfolio); the one- and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual shares in the overall profit of the firm through a profit-sharing plan.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 064B 082013